                                          NOTE GUARANTY INSURANCE POLICY

                                                                                              POLICY NUMBER: 493870
OBLIGATIONS:               $1,185,871,000
                           GMACM Home Equity Loan Trust 2007-HE1
                           GMACM Home Equity Loan-Backed Term Notes, Series 2007-HE1
                           Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5

         MBIA Insurance  Corporation  (the  “Insurer”),  in consideration of the payment of the premium and subject to the terms of this Note  Guaranty  Insurance  Policy (this  “Policy”),  hereby  unconditionally  and  irrevocably guarantees  to any Owner that an amount equal to each full and complete  Insured  Amount will be received  from the
Insurer by The Bank of New York Trust Company,  N.A., or its successors,  as indenture  trustee for the Owners (the
“Indenture  Trustee”),  on behalf of the Owners,  for  distribution by the Indenture  Trustee to each Owner of each
Owner’s  proportionate  share of the  Insured  Amount.  The  Insurer’s  obligations  hereunder  with  respect  to a particular  Insured  Amount shall be  discharged  to the extent funds equal to the  applicable  Insured  Amount are received by the  Indenture  Trustee,  whether or not those funds are  properly  applied by the  Indenture  Trustee.
Insured  Amounts will be made only at the time set forth in this Policy,  and no accelerated  Insured  Amounts will be made regardless of any  acceleration of the  Obligations,  unless the  acceleration is at the sole option of the
Insurer.

         Notwithstanding the foregoing paragraph,  this Policy does not cover shortfalls,  if any,  attributable to the liability of the Trust Estate or the Indenture  Trustee for withholding  taxes, if any (including  interest and penalties  in  respect  of any such  liability),  Interest  Carry  Forward  Amounts,  amounts  due  under the Yield
Maintenance Agreement, prepayment interest shortfalls or Relief Act Shortfalls.

         The Insurer  will pay any  Insured  Amount  that is a  Preference  Amount on the  Business  Day  following receipt on a Business Day by the Fiscal Agent (as described  below) of (a) a  certified copy of the order requiring the return of a  preference  payment,  (b) an  opinion of counsel  satisfactory  to the Insurer  that such order is final and not  subject  to  appeal,  (c) an  assignment  in such form as is  reasonably  required  by the  Insurer, irrevocably  assigning  to the  Insurer  all  rights  and  claims of the Owner  relating  to or  arising  under the
Obligations  against the debtor which made such  preference  payment or otherwise  with respect to such  preference payment and  (d) appropriate  instruments  to effect the  appointment of the Insurer as agent for such Owner in any legal  proceeding  related  to such  preference  payment,  such  instruments  being in a form  satisfactory  to the
Insurer,  provided that if such documents are received after 12:00 noon,  New York City time, on such Business Day, they will be deemed to be  received  on the  following  Business  Day.  Such  payments  shall be  disbursed  to the receiver or trustee in bankruptcy  named in the final order of the court  exercising  jurisdiction on behalf of the
Owner and not to any Owner directly  unless such Owner has returned  principal or interest paid on the  Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

         The Insurer will pay any other amount payable  hereunder no later than 12:00 noon,  New York City time, on the later of the Payment Date on which the related  Deficiency  Amount is due or the third  Business Day  following receipt in New York,  New York on a Business Day by U.S. Bank Trust National  Association,  as Fiscal Agent for the
Insurer,  or any successor  fiscal agent appointed by the Insurer (the “Fiscal  Agent”),  of a Notice (as described below),  provided that if such Notice is received  after  12:00 noon,  New York City time, on such Business Day, it will be deemed to be received on the  following  Business  Day. If any such Notice  received by the Fiscal Agent is not in proper form or is otherwise  insufficient for the purpose of making claim hereunder,  it shall be deemed not to have been received by the Fiscal Agent for purposes of this  paragraph,  and the Insurer or the Fiscal Agent, as the case may be, shall  promptly so advise the Indenture  Trustee and the  Indenture  Trustee may submit an amended
Notice.

         Insured Amounts due hereunder,  unless otherwise  stated herein,  will be disbursed by the Fiscal Agent to the Indenture  Trustee on behalf of the Owners by wire  transfer of  immediately  available  funds in the amount of the Insured  Amount less,  in respect of Insured  Amounts  related to  Preference  Amounts,  any amount held by the
Indenture Trustee for the payment of such Insured Amount and legally available therefor.

         The Fiscal  Agent is the agent of the Insurer  only,  and the Fiscal  Agent shall in no event be liable to
Owners for any acts of the  Fiscal  Agent or any  failure of the  Insurer  to  deposit,  or cause to be  deposited, sufficient funds to make payments due under this Policy.

         Subject to the terms of the  Agreement,  the Insurer  shall be  subrogated  to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the Insurer hereunder.

         As used herein, the following terms shall have the following meanings:

         “Agreement”  means the  Indenture  dated as of March 29,  2007,  among the GMACM  Home  Equity  Loan Trust
2007-HE1,  as Issuer,  and the  Indenture  Trustee,  as  indenture  trustee,  without  regard to any  amendment  or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

         “Business  Day” means any day other  than (a) a  Saturday  or a Sunday  (b) a day on which the  Insurer is closed or (c) a day on which banking  institutions  in New York  City or in the city in which the  corporate  trust office of the  Indenture  Trustee  under the  Agreement is located are  authorized or obligated by law or executive order to close.

         “Deficiency  Amount”  means, with  respect to any Payment Date, an amount, if any, equal to the sum of (a)
the amount by which the aggregate  amount of accrued  interest on the Obligations (net of any Relief Act Shortfalls
and  prepayment  interest  shortfalls  for that  Payment  Date) at the  respective  Note Rates on that Payment Date exceeds the amount on deposit in the Note Payment  Account  available  for interest  distributions  on that Payment
Date and (b)(i) with respect to any Payment Date that is not the Final  Payment  Date,  the excess,  if any, of the aggregate  outstanding  principal  balance of the Obligations  (after giving effect to all payments of principal to be made on such Payment Date) over the aggregate  Pool Balance as of the end of the related  Collection  Period and
(ii) on the Final Payment Date,  the  aggregate  outstanding  principal  balance of the  Obligations  (after giving effect to all  payments of  principal  to be made on such  Payment  Date).  Deficiency  Amount does not include any
Interest Carry Forward Amounts or any amounts due under the Yield Maintenance Agreement.

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         “Insured Amount” means (a) as of any Payment Date, any Deficiency Amount and (b) any Preference Amount.

         “Notice”  means the  telephonic  or  telegraphic  notice,  promptly  confirmed  in  writing  by  facsimile substantially  in the form of  Exhibit A  attached  hereto,  the  original of which is  subsequently  delivered  by registered or certified  mail,  from the Indenture  Trustee  specifying  the Insured  Amount which shall be due and owing on the applicable Payment Date.

         “Owner”  means each  Noteholder  (as defined in the  Agreement)  who, on the  applicable  Payment Date, is entitled under the terms of the applicable Obligations to payment thereunder.

         “Preference  Amount”  means any  amount  previously  distributed  to an Owner on the  Obligations  that is recoverable  and  sought to be  recovered  as a voidable  preference  by a trustee in  bankruptcy  pursuant  to the
United States  Bankruptcy Code (11 U.S.C.),  as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

         “Relief  Act  Shortfalls”  means  current  interest  shortfalls  resulting  from  the  application  of the
Servicemembers Civil Relief Act, as amended, or any similar state legislation or regulations.

         Capitalized  terms used herein and not otherwise  defined  herein shall have the  respective  meanings set forth in the  Agreement  as of the date of  execution  of this  Policy,  without  giving  effect to any  subsequent amendment to or  modification of the Agreement  unless such amendment or modification  has been approved in writing by the Insurer.

         Any notice  hereunder  or service of process on the Fiscal  Agent may be made at the address  listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Indenture Trustee.

         The notice  address  of the  Fiscal  Agent is 100 Wall  Street,  Suite  1600,  New York,  New York  10005,
Attention:  Corporate  Trust  Services,  or such other  address as the Fiscal Agent shall  specify to the Indenture
Trustee in writing.

         THIS POLICY IS BEING ISSUED UNDER AND  PURSUANT  TO, AND SHALL BE CONSTRUED  UNDER,  THE LAWS OF THE STATE
OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

         The  insurance  provided by this Policy is not covered by the  Property/Casualty  Insurance  Security Fund specified in Article 76 of the New York Insurance Law.

         This Policy is not  cancelable  for any  reason.  The  premium on this  Policy is not  refundable  for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.

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         IN WITNESS  WHEREOF,  the Insurer has caused this  Policy to be  executed  and  attested  this 29th day of
March 2007.

                                                          MBIA INSURANCE CORPORATION

                                                          By_____________________________________
                                                          Title: President

                                                          Attest:

                                                          By ____________________________________
                                                          Title: Assistant Secretary

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                                                     EXHIBIT A
                                            TO NOTE GUARANTY INSURANCE
                                               POLICY NUMBER: 493870

                                            NOTICE UNDER NOTE GUARANTY
                                          INSURANCE POLICY NUMBER: 493870

U.S. Bank Trust National Association, as Fiscal Agent
  for MBIA Insurance Corporation
100 Wall Street, Suite 1600
New York, NY  1000
Attention:     Corporate Trust Services

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

         The  undersigned,  a duly  authorized  officer of [NAME OF INDENTURE  TRUSTEE] as  indenture  trustee (the
“Indenture  Trustee”),  hereby  certifies to U.S. Bank Trust  National  Association  (the “Fiscal  Agent”) and MBIA
Insurance  Corporation  (the  “Insurer”),  with reference to Note Guaranty  Insurance  Policy  Number: 493870  (the
“Policy”) issued by the Insurer in respect of the $1,185,871,000 GMACM Home Equity Loan Trust 2007-HE1
GMACM Home Equity Loan-Backed Term Notes, Series 2007-HE1
Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 (the “Obligations”), that:

                  (a)      the  Indenture  Trustee is the indenture  trustee under the Indenture  dated as of March
         29,  2007  between  GMACM Home  Equity Loan Trust  2007-HE1,  as Issuer,  and the  Indenture  Trustee,  as
         indenture trustee for the Owners;

                  (b)      the amount due under  clause (a) of the definition of Deficiency  Amount for any Payment
         Date occurring on [___________________] (the “Applicable Payment Date”) is $[_______________________];

                  (c)      the  amount  due  under  clause (b)  of the  definition  of  Deficiency  Amount  for the
         Applicable Payment Date is $[_________________];

                  (d)      the sum of the amounts listed in  paragraphs (b)  and (c) above is  $[__________________]
         (the “Deficiency Amount”);

                  (e)      the amount of previously  distributed  payments on the  Obligations  that is recoverable and  sought  to be  recovered  as a  voidable  preference  by a  trustee  in  bankruptcy  pursuant  to the
         Bankruptcy Code in accordance with a final  nonappealable  order of a court having competent  jurisdiction is $[________________________] (the “Preference Amount”);

                  (f)      the total  Insured  Amount due is  $[___________],  which  amount  equals the sum of the
         Deficiency Amount and the Preference Amount;

                  (g)      the  Indenture  Trustee is making a claim under and  pursuant to the terms of the Policy for the dollar  amount of the  Insured  Amount set forth in (d) above to be applied to the  payment of the
         Deficiency  Amount for the  Applicable  Payment Date in  accordance  with the Agreement and for the dollar amount of the  Insured  Amount  set forth in (e) above to be  applied  to the  payment  of any  Preference
         Amount; and

                  (h)      the  Indenture  Trustee  directs  that  payment  of the  Insured  Amount  be made to the following  account by bank wire  transfer of federal or other  immediately  available  funds in accordance with the terms of the Policy: [INDENTURE TRUSTEE’S ACCOUNT NUMBER].

         Any  capitalized  term used in this  Notice  and not  otherwise  defined  herein  shall  have the  meaning assigned thereto in the Policy.

Any Person Who  Knowingly  And With Intent To Defraud Any  Insurance  Company Or Other Person Files An  Application
For Insurance Or Statement Of Claim  Containing Any Materially  False  Information,  Or Conceals For The Purpose Of
Misleading,  Information  Concerning  Any Fact Material  Thereto,  Commits A Fraudulent  Insurance  Act, Which Is A
Crime,  And Shall Also Be Subject To A Civil  Penalty Not To Exceed Five  Thousand  Dollars And The Stated Value Of
The Claim For Each Such Violation.

         IN WITNESS  WHEREOF,  the Indenture  Trustee has executed and delivered this Notice under the Policy as of the [_______] day of [__________________], [______].

                                                          [NAME OF INDENTURE TRUSTEE], as Indenture Trustee

                                                          By: _____________________________________________
                                                          Title____________________________________________

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